Exhibit 99.01

LETTER OF TRANSMITTAL

To Offer to Exchange Shares of Common Stock

of

VULCAN MATERIALS COMPANY

for

0.50 Shares of Common Stock of Martin Marietta Materials, Inc.

(together with the associated preferred stock purchase rights)

by

MARTIN MARIETTA MATERIALS, INC.

Pursuant to the Prospectus/Offer to Exchange dated December 12, 2011

THE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MAY 18, 2012, UNLESS EXTENDED. SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE OFFER TO EXCHANGE BUT NOT DURING ANY SUBSEQUENT OFFER PERIOD.

The Exchange Agent for the Offer is:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By Mail:	By Overnight Courier or By Hand:

American Stock Transfer & Trust Company, LLC	American Stock Transfer & Trust Company, LLC
Operations Center	Operations Center
Attn: Reorganization Department	Attn: Reorganization Department
P.O. Box 2042	6201 15th Avenue
New York, New York 10272-2042	Brooklyn, New York 11219

By Facsimile:

(For Eligible Institutions Only)

(718) 234-5001

Confirm Facsimile Transmission:

(718) 921-8317

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear on Share Certificate(s))	Share Certificate(s) and Share(s) Tendered (Attach additional list, if necessary)
	Share Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares

*  Need not be completed by shareholders tendering by book-entry transfer.

**  Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the Exchange Agent are being tendered. See Instruction 4.

This Letter of Transmittal is to be used for the exchange of shares of common stock (the “Vulcan Common Stock”) of Vulcan Materials Company (“Vulcan”), a New Jersey corporation. Tendering Vulcan shareholders may use this form if certificates evidencing shares of Vulcan Common Stock are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2 below) is utilized, if delivery of shares of Vulcan Common Stock is to be made by book-entry transfer to the account of American Stock Transfer & Trust Company, LLC (the “Exchange Agent”) at the book-entry transfer facility pursuant to the procedures set forth in the section of the prospectus/offer to exchange dated December 12, 2011 (the “Prospectus/Offer to Exchange”) entitled “The Exchange Offer—Procedure for Tendering.”

Holders whose certificates evidencing shares of Vulcan Common Stock are not immediately available or who cannot deliver their certificates evidencing shares of Vulcan Common Stock and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined herein), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their shares of Vulcan Common Stock according to the guaranteed delivery procedure set forth in the section of the Prospectus/Offer to Exchange entitled “The Exchange Offer—Procedure for Tendering.” See Instruction 2 below. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

LOST CERTIFICATES

☐	CHECK HERE IF CERTIFICATES(S) HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED. SEE INSTRUCTION 9 BELOW.

TENDER OF SHARES

☐	CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:	Transaction Code Number:

☐	CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT, AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by guaranteed delivery by book-entry transfer, also give the following information:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW FOR THIS LETTER OF TRANSMITTAL AND FOR THE SUBSTITUTE FORM W-9 INCLUDED HEREWITH.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND IN THEIR ENTIRETY.

Ladies and Gentlemen:

The undersigned hereby tenders to Martin Marietta Materials, Inc. (“Martin Marietta”), a North Carolina corporation, each of the above-described shares of common stock, par value $1.00 (the “Vulcan Common Stock”), of Vulcan Materials Company (“Vulcan”), a New Jersey corporation, in exchange for 0.50 shares of common stock, par value $0.01 per share, of Martin Marietta, together with the associated preferred stock purchase rights (the “Martin Marietta Common Stock”), and cash in lieu of any fractional shares of Martin Marietta Common Stock, upon the terms and subject to the conditions set forth in the Prospectus/Offer to Exchange dated December 12, 2011, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as amended, supplemented or modified from time to time, constitute the “Offer”). The Offer expires at 5:00 p.m., New York City Time, on May 18, 2012, unless extended as described in the Prospectus/Offer to Exchange (as extended, the “Expiration Date”). The undersigned understands that Martin Marietta reserves the right to transfer or assign, in whole at any time or in part from time to time, to one or more of its affiliates the right to exchange all or any portion of the Vulcan Common Stock tendered pursuant to the Offer, but any such transfer or assignment will not relieve Martin Marietta of its obligations under the Offer or prejudice the undersigned’s rights to exchange shares of Vulcan Common Stock validly tendered and accepted for exchange pursuant to the Offer.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended, amended or earlier terminated, the terms and conditions of any such extension, amendment or termination), and subject to, and effective upon, acceptance of shares of Vulcan Common Stock tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Martin Marietta all right, title and interest in and to all of the shares of Vulcan Common Stock that are being tendered hereby (and any and all dividends, distributions, rights, other shares of Vulcan Common Stock or other securities issued, paid, distributed or issuable, payable or distributable in respect thereof on or after the date of the Prospectus/Offer to Exchange, other than regular quarterly cash dividends on Vulcan Common Stock (collectively, “Distributions”)) and irrevocably appoints American Stock Transfer & Trust Company, LLC (the “Exchange Agent”) the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such shares of Vulcan Common Stock (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered shares of Vulcan Common Stock), to (i) deliver certificates evidencing such shares of Vulcan Common Stock, and all Distributions, or transfer ownership of such shares of Vulcan Common Stock (and all Distributions) on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Martin Marietta; (ii) present such shares of Vulcan Common Stock (and all Distributions) for transfer on the books of Vulcan; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Vulcan Common Stock (and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, or through delivery of an Agent’s Message, as set forth in the section of the Prospectus/Offer to Exchange entitled “The Exchange Offer—Procedures for Tendering,” the tendering shareholder irrevocably appoints designees of Martin Marietta as such shareholder’s agents, attorneys-in-fact and proxies, each with full power of substitution, to the full extent of such shareholder’s rights with respect to the shares of Vulcan Common Stock tendered by such shareholder and accepted for exchange by Martin Marietta (and all Distributions). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered shares of Vulcan Common Stock (and all Distributions). Such appointment will be effective when, and only to the extent that, Martin Marietta accepts such shares of Vulcan Common Stock for exchange. Upon appointment, all prior powers of attorney and proxies given by such shareholder with respect to such shares of Vulcan Common Stock (and all Distributions) will be revoked, without further action, and no subsequent powers of attorney or proxies may be given nor any subsequent written consent executed by such shareholder (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of Martin Marietta will, with respect to the shares of Vulcan Common Stock (and all Distributions) for which the appointment is effective, be empowered to exercise all voting, consent and other rights of such shareholder as they in their discretion may deem proper at any annual or special meeting of Vulcan shareholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Martin Marietta reserves the right to require that, in order for shares of Vulcan Common Stock to be deemed validly tendered, immediately upon Martin Marietta’s acceptance of shares of Vulcan Common Stock for exchange, Martin Marietta must be able to exercise full voting, consent and other rights with respect to such shares of Vulcan Common Stock (and all Distributions).

The foregoing proxies are effective only upon acceptance for exchange of shares of Vulcan Common Stock tendered pursuant to the Offer. The Offer does not constitute a solicitation of proxies, absent an exchange of shares of Vulcan Common Stock, for any meeting of Vulcan’s shareholders, which will be made only pursuant to separate proxy materials complying with the requirements of the rules and regulations of the Securities and Exchange Commission.

The undersigned hereby represents and warrants that the undersigned owns the shares of Vulcan Common Stock being tendered (and all Distributions), the tender of such shares of Vulcan Common Stock complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended, the undersigned has full power and authority to tender, sell, assign and transfer the shares of Vulcan Common Stock (and all Distributions) tendered hereby, when such shares of Vulcan Common Stock are accepted for exchange by Martin Marietta, Martin Marietta will acquire good, marketable and unencumbered title thereto (and to all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and none of such shares of Vulcan Common Stock (or any Distributions) will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or Martin Marietta to be necessary or desirable to complete the sale, assignment and transfer of shares of Vulcan Common Stock (and all Distributions) tendered hereby. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Martin Marietta all Distributions in respect of shares of Vulcan Common Stock tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Martin Marietta shall be entitled to all rights and privileges as the owner of each such Distribution and may withhold the entire consideration for the shares of Vulcan Common Stock tendered hereby or deduct from such consideration the amount or value of such Distribution as determined by Martin Marietta in its sole discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus/Offer to Exchange, this tender is irrevocable.

The undersigned understands that the valid tender of shares of Vulcan Common Stock pursuant to any one of the procedures described in the section of the Prospectus/Offer to Exchange entitled “The Exchange Offer—Procedure for Tendering” and in the Instructions hereto will constitute a binding agreement between the undersigned and Martin Marietta upon the terms and subject to the conditions of the Offer (and, if the Offer is extended, amended or earlier terminated, the terms or conditions of any such extension, amendment or termination). The undersigned recognizes that under certain circumstances set forth in the Prospectus/Offer to Exchange, Martin Marietta may not be required to accept for exchange any of the shares of Vulcan Common Stock tendered hereby.

The undersigned understands that the delivery and surrender of shares of Vulcan Common Stock that the undersigned has tendered is not effective, and the risk of loss of such shares of Vulcan Common Stock does not pass to the Exchange Agent, until the Exchange Agent receives this Letter of Transmittal, duly completed and signed, or an Agent’s Message (as discussed in the Prospectus/Offer to Exchange in the section entitled “The Exchange Offer—Procedure for Tendering”) in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to Martin Marietta and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF SHARES OF VULCAN

COMMON STOCK WILL BE DETERMINED BY MARTIN MARIETTA IN ITS SOLE DISCRETION, AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING VULCAN SHAREHOLDERS. The undersigned also understands that no tender of shares of Vulcan Common Stock is valid until all defects and irregularities in tenders of shares of Vulcan Common Stock have been cured or waived and that none of Martin Marietta, the Exchange Agent, the Information Agent (see below), the Dealer Managers (see below) or any other person is under any duty to give notification of any defects or irregularities in the tender of any shares of Vulcan Common Stock or will incur any liability for failure to give any such notification.

Unless otherwise indicated below under “Special Issuance Instructions,” the undersigned hereby requests that the certificates for shares of Martin Marietta Common Stock (or, at Martin Marietta’s election, evidence of book-entry of shares of Martin Marietta Common Stock) and, if applicable, a check for cash in lieu of fractional shares of Martin Marietta Common Stock and the return of any certificates evidencing shares of Vulcan Common Stock not tendered or not accepted for exchange, be issued in the name(s) of the registered holder(s) appearing above in the box entitled “Description of Shares Tendered.” Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions,” the undersigned hereby requests that the certificates for shares of Martin Marietta Common Stock (or, at Martin Marietta’s election, evidence of book-entry of shares of Martin Marietta Common Stock) and, if applicable, a check for cash in lieu of fractional shares of Martin Marietta Common Stock and any certificates evidencing shares of Vulcan Common Stock not tendered or not accepted for exchange (and accompanying documents, as appropriate) be mailed to the address(es) of the registered holders(s) appearing above in the box entitled “Description of Shares Tendered.” In the event that the boxes below entitled “Special Issuance Instructions” and “Special Delivery Instructions” are both completed, the undersigned hereby requests that the certificates for shares of Martin Marietta Common Stock (or, at Martin Marietta’s election, evidence of book-entry of shares of Martin Marietta Common Stock) and, if applicable, a check for cash in lieu of fractional shares of Martin Marietta Common Stock and the return of any certificates evidencing shares of Vulcan Common Stock not tendered or not accepted for exchange, be issued in the name(s) of, and any certificates or other evidence (and accompanying documents, as appropriate) be mailed to, the person(s) so indicated. Shareholders tendering shares of Vulcan Common Stock by book-entry transfer may request that shares of Vulcan Common Stock not exchanged be credited to such account at the book-entry transfer facility as such shareholder may designate under “Special Issuance Instructions.” If no such instructions are given, any such shares of Vulcan Common Stock not exchanged will be returned by crediting the account at the book-entry transfer facility designated below. The undersigned recognizes that Martin Marietta has no obligation, pursuant to the “Special Issuance Instructions,” to transfer any shares of Vulcan Common Stock from the name of the registered holder(s) thereof if Martin Marietta does not accept for exchange any of the shares of Vulcan Common Stock so tendered.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the certificates for shares of Martin Marietta Common Stock (or, at Martin Marietta’s election, evidence of book-entry of shares of Martin Marietta Common Stock), the check for cash in lieu of fractional shares of Martin Marietta Common Stock (less any applicable withholding taxes and without interest), if applicable, and/or certificates evidencing shares of Vulcan Common Stock not tendered or not accepted for exchange are to be issued in the name of someone other than the registered holder(s) listed above in the box entitled “Description of Shares Tendered.”

Issue (please check one or both, as applicable):

☐  Check    ☐ Share Certificate(s) to:

Name:

(Please Print)

Address:

(Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social

Security Number:
(See Substitute Form W-9 attached; foreign shareholder see appropriate Form W-8)

☐ Credit shares of Vulcan Common Stock tendered by book-entry transfer, but not exchanged, to the account number at the book-entry transfer facility set forth below.

Account Number:

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the certificates for shares of Martin Marietta Common Stock (or, at Martin Marietta’s election, evidence of book-entry of shares of Martin Marietta Common Stock), the check for cash in lieu of fractional shares of Martin Marietta Common Stock (less any applicable withholding taxes and without interest), if applicable, and/or certificates evidencing shares of Vulcan Common Stock not tendered or not accepted for exchange are to be sent to an address other than the address(es) of the registered holders(s) listed above in the box entitled “Description of Shares Tendered.”

Mail (please check one or both, as applicable):

☐ Check ☐ Share Certificate(s) to:

Name:
(Please Print)

Address:

(Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:
(See Substitute Form W-9 attached; foreign shareholder see appropriate Form W-8)

IMPORTANT—SIGN HERE (Please Complete Substitute Form W-9 Below)
Dated:

(Signature(s) of Shareholder(s))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 below.)

Name:
(Please Print)

Capacity (Full Title):

Address:

(Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:
(See Substitute Form W-9 attached; foreign shareholder see appropriate Form W-8)

GUARANTEE OF SIGNATURE(S)

FOR USE BY ELIGIBLE INSTITUTIONS ONLY

(If Required—See Instructions 1 and 5)

Authorized Signature:

Name:

Title:
(Please Print)

Name of Firm:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Dated:

PLACE MEDALLION GUARANTEE IN SPACE BELOW

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (i) the Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) of shares of Vulcan Common Stock and such holder(s) have not completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if shares of Vulcan Common Stock are tendered for the account of a financial institution that is a member of the Security Transfer Agent Medallion Signature Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender. This Letter of Transmittal is to be completed by Vulcan shareholders either if certificates evidencing shares of Vulcan Common Stock are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of the shares of Vulcan Common Stock is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Prospectus/Offer to Exchange. For a shareholder to validly tender shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent’s Message (in connection with book-entry transfer of the shares) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates evidencing shares of Vulcan Common Stock must be received by the Exchange Agent at one of such addresses prior to the Expiration Date or (ii) shares of Vulcan Common Stock for all shares delivered electronically must be delivered pursuant to the procedures for book-entry transfer set forth herein and in the Prospectus/Offer to Exchange, and a book-entry confirmation must be received by the Exchange Agent prior to the Expiration Date or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in the Prospectus/Offer to Exchange.

Shareholders whose certificates evidencing shares of Vulcan Common Stock are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their shares of Vulcan Common Stock by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in the Prospectus/Offer to Exchange.

Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Martin Marietta, must be received by the Exchange Agent prior to the Expiration Date and (iii) certificates evidencing shares of Vulcan Common Stock, in proper form for transfer (or a book-entry confirmation with respect to all tendered shares of Vulcan Common Stock), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and other documents required by this Letter of Transmittal must be received by the Exchange Agent within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which the New York Stock Exchange is open for business.

The term “Agent’s Message” means a message, transmitted by the book-entry transfer facility to, and received by, the Exchange Agent and forming a part of the book-entry confirmation, which states that the book-entry transfer facility has received an express acknowledgement from the participant in the book-entry transfer facility tendering the shares of Vulcan Common Stock that are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Martin Marietta may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF THE SHARES OF VULCAN COMMON STOCK, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional shares of Vulcan Common Stock will be exchanged. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their shares of Vulcan Common Stock for exchange.

3. Inadequate Space. If the space provided herein under “Description of Shares Tendered” is inadequate, the number of shares of Vulcan Common Stock tendered and the certificate numbers evidencing such shares of Vulcan Common Stock, if applicable, should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all shares of Vulcan Common Stock evidenced by any certificate delivered to the Exchange Agent are to be tendered hereby, fill in the number of shares of Vulcan Common Stock that are to be tendered in the box entitled “Number of Shares Tendered.” In such cases, new certificates evidencing the remainder of the shares of Vulcan Common Stock that were evidenced by the old certificates, but that were not tendered, will be sent to the registered holder(s) at the address(es) listed above in the box entitled “Description of Shares Tendered,” unless otherwise provided in the box(es) entitled “Special Delivery Instructions” and/or “Special Issuance Instructions” herein, as soon as practicable after the Expiration Date or the termination of the Offer. All shares of Vulcan Common Stock evidenced by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of shares of Vulcan Common Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing such shares of Vulcan Common Stock without alteration, enlargement or any other change whatsoever.

If any shares of Vulcan Common Stock tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any shares of Vulcan Common Stock tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such shares of Vulcan Common Stock.

If this Letter of Transmittal is signed by the registered holder(s) of shares of Vulcan Common Stock tendered hereby, no endorsements of certificates evidencing shares of Vulcan Common Stock or separate stock powers are required, unless the shares of Martin Marietta Common Stock are to be issued to, or certificates evidencing shares of Vulcan Common Stock not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) evidencing shares of Vulcan Common Stock tendered, the certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate evidencing shares of Vulcan Common Stock or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Martin Marietta of such person’s authority so to act must be submitted.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Martin Marietta will pay all stock transfer taxes with respect to the transfer of any shares of Vulcan Common Stock to it, or by its order, pursuant to the Offer. If, however, issuance of shares of Martin Marietta Common Stock is to be made to, or certificate(s) evidencing shares of Vulcan Common Stock not tendered or not accepted for exchange are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates evidencing shares of Vulcan Common Stock are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of such issuance or transfer to such other person will be deducted from the consideration to be received by such shareholder for the exchange of such shares of Vulcan Common Stock in the Offer, unless evidence satisfactory to Martin Marietta of the payment of such taxes, or exemption therefrom, is submitted.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES EVIDENCING SHARES OF VULCAN COMMON STOCK TENDERED HEREBY.

7. Special Issuance and Delivery Instructions. If certificates (or, at Martin Marietta’s election, evidence of book-entry transfer) for shares of Martin Marietta Common Stock and, if applicable, a check for cash in lieu of fractional shares of Martin Marietta Common Stock or any shares of Vulcan Common Stock not tendered or not accepted for exchange are to be issued in the name of and/or returned to, a person other than the registered holder(s) listed above in the box entitled “Description of Shares Tendered” or if a check or any certificates evidencing shares of Vulcan Common Stock not tendered or not exchanged are to be sent to someone other than the registered holder(s) listed above in the box entitled “Description of Shares Tendered” or to the registered holder(s) listed above in the box entitled “Description of Shares Tendered” at an address other than that listed above in the box entitled “Description of Shares Tendered,” the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering shares of Vulcan Common Stock by book-entry transfer may request that shares of Vulcan Common Stock not exchanged be credited to such account at the book-entry transfer facility as such shareholder may designate under “Special Issuance Instructions.” If no such instructions are given, any such shares of Vulcan Common Stock not exchanged will be returned by crediting the account at the book-entry transfer facility designated above.

8. Substitute Form W-9. Under U.S. federal income tax law, the Exchange Agent may be required to withhold a portion of the amount of any cash payments made to non-corporate holders of Vulcan Common Stock in lieu of fractional shares of Martin Marietta Common Stock pursuant to the Offer or the second-step merger (as defined in the Prospectus/Offer to Exchange) or as a result of the exercise of appraisal/dissenters’ rights, if any, in connection with the second-step merger. If, contrary to expectations, the Offer is completed but the second-step merger does not occur, withholding may also apply with respect to any shares of Martin Marietta Common Stock transferred to such holders pursuant to the Offer.

To avoid such backup withholding, each tendering U.S. Shareholder (as defined below) must provide the Exchange Agent with such shareholder’s correct taxpayer identification number and certify that such shareholder is not subject to such backup withholding by completing the Substitute Form W-9. In general, if a shareholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if shares of Vulcan Common Stock are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

U.S. Shareholders that are not U.S. Persons (as defined below) may be required to file an IRS Form W-8BEN or other appropriate IRS Form W-8. You should speak to your tax advisor to obtain the appropriate form, or obtain the form from the IRS website (www.irs.gov). A failure to properly complete and furnish the appropriate IRS Form W-8 may result in backup withholding.

Certain shareholders (including, among others, corporations) are not subject to backup withholding. Exempt shareholders should indicate their exempt status on Substitute Form W-9.

To prevent backup withholding, a Non-U.S. Shareholder (as defined below) should: (i) submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign Status to the Depositary, signed under penalties of perjury; or (ii) otherwise establish an exemption. An appropriate Internal Revenue Service Form W-8 (W-8BEN, W-8EXP or other applicable form) may be obtained from the Exchange Agent or on the Internal Revenue Service website at www.irs.gov.

A “U.S. Shareholder” is any holder of Vulcan Common Stock that is either (a) providing an address that is located within the United States or any territory or possession thereof or (b) that is a U.S. Person for U.S. federal income tax purposes.

A “U.S. Person” is: (i) a citizen or resident of the United States; (ii) a partnership, corporation, company or association or other entity taxable as a corporation created or organized under the laws of the United States or any of its political subdivisions; (iii) an estate that is subject to U.S. federal income tax on its income regardless of its source; or (iv) a trust (A) if a U.S. court is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) that has made a valid election to be treated as a United States person for U.S. federal income tax purposes.

A “Non-U.S. Shareholder” is any holder of Vulcan Common Stock that is not a U.S. Shareholder.

Failure to complete the Substitute Form W-9 or, if applicable, the appropriate IRS Form W-8 will not, by itself, cause shares of Vulcan Common Stock to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of the consideration to be received pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

Each holder of Vulcan Common Stock is urged to consult such holder’s own tax advisor to determine whether such holder is required to furnish Substitute Form W-9, is exempt from backup withholding and information reporting, or is required to furnish an IRS Form W-8.

9. Mutilated, Lost, Stolen or Destroyed Certificates. Holders of certificates evidencing shares of Vulcan Common Stock that have been mutilated, lost, stolen or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above, and (ii) contact Bank of New York Mellon, the transfer agent for Vulcan Common Stock, by calling 1-800-370-1163. The transfer agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. This Letter of Transmittal and related documents cannot be processed until the mutilated, lost, stolen or destroyed certificates have been replaced and the replacement certificates have been delivered to the Exchange Agent in accordance with the instructions contained in this Letter of Transmittal.

10. Waiver of Conditions. The conditions of the Offer may be waived, in whole or in part, by Martin Marietta, in its sole discretion, at any time and from time to time, in the case of any shares of Vulcan Common Stock tendered.

11. Questions and Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Managers at their telephone numbers, in each case, as set forth on the back page of this Letter of Transmittal. Requests for additional copies of the Prospectus/Offer to Exchange, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent. Shareholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

12. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of Vulcan Common Stock will be determined by Martin Marietta in its sole discretion, and their determinations shall be final and binding. Martin Marietta reserves the absolute right to cause Martin Marietta to reject any and all tenders of shares of Vulcan Common Stock that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of Martin Marietta’s counsel, be unlawful. Martin Marietta also reserves the absolute right to waive any defect or irregularity in the tender of any shares of Vulcan Common Stock. No tender of shares of Vulcan Common Stock will be deemed to be properly made until all defects and irregularities in tenders of shares have been cured or waived. None of Martin Marietta, the Dealer Managers, the Information Agent, the Exchange Agent or any other person is or will be obligated to give notice of any defects or irregularities in the tender of shares of Vulcan Common Stock and none of them will incur any liability for failure to give any such notice. Martin Marietta’s interpretation of the terms and conditions of the Offer, including the Letter of Transmittal, will be final and binding.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Facsimiles of this Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal and certificates evidencing shares of Vulcan Common Stock and any other required documents should be sent or delivered by each shareholder or such shareholder’s broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of its addresses or to the facsimile number set forth herein.

REQUESTOR’S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service (IRS) Payer’s Request for Taxpayer Identification Number (TIN) Please fill in your name and address below.	Name Business Name Address (number and street) City, State and Zip Code
	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT OR, IF YOU DO NOT HAVE A TIN, WRITE “APPLIED FOR” AND SIGN THE CERTIFICATION BELOW.	Social Security Number OR Taxpayer Identification Number ☐ Exempt
Check appropriate box: ☐ Disregarded Entity ☐ Individual/Sole Proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/Estate ☐ Other
(If you are an LLC, check the box marked “Other,” write “LLC” and also check one of the other boxes to indicate your tax status (e.g., disregarded entity, individual/sole proprietor, corporation or partnership).
Part 2—Certification—Under penalties of perjury, I certify that: (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (as defined for U.S. federal income tax purposes).

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 1 and see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”
	Signature:	Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” ON SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a properly certified Taxpayer Identification Number, payments made to me will be subject to backup withholding.

Signature:	Date:

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Managers at their respective telephone numbers, in each case, as set forth below. Requests for additional copies of the Prospectus/Offer to Exchange, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent. Shareholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

The Exchange Agent for the Offer is:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By Mail:	By Overnight Courier or By Hand:

American Stock Transfer & Trust Company, LLC	American Stock Transfer & Trust Company, LLC
Operations Center	Operations Center
Attn: Reorganization Department	Attn: Reorganization Department
P.O. Box 2042	6201 15th Avenue
New York, New York 10272-2042	Brooklyn, New York 11219

By Facsimile:

(For Eligible Institutions Only)

(718) 234-5001

Confirm Facsimile Transmission:

(718) 921-8317

The Information Agent for the Offer is:

470 West Avenue

Stamford, CT 06902

(203) 658-9400

Shareholders May Call Toll Free: (877) 757-5404

Banks and Brokerage Firms May Call: (800) 662-5200

The Dealer Managers for the Offer are:

Deutsche Bank Securities Inc.	J.P. Morgan Securities LLC
60 Wall Street	383 Madison Avenue
New York, NY 10005	New York, NY 10179
Toll Free: (877) 492-8974	Toll Free: (877) 371-5947